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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report  (Date of Earliest Event Reported):  December 22, 2006


                        N-VIRO INTERNATIONAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


     Delaware                         0-21802                   34-1741211
(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
Incorporation or Organization)                               Identification No.)


     3450 W. Central Avenue, Suite 328
     Toledo, Ohio                                             43606
  (Address of principal executive offices)                  (Zip Code)

      Registrant's telephone number, including area code:    (419) 535-6374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item  1.01  -  Entry  into  a  Material  Definitive  Agreement

     This report amends information contained in the Form 8-K dated December 22, 2006 filed by N-Viro International Corporation (the "Company") regarding the extension of the term of an agreement with Strategic Asset Management, Inc. ("SAMI"). In the report, the Company erroneously reported that Robert Cooke, the President of SAMI, was a 5% beneficial owner of the Company's common stock. Instead, as disclosed in the Company's Definitive Proxy Statement for the 2006 Annual Meeting of Stockholders filed with the SEC on October 19, 2006, the Cooke Family Trust owns more than 5% of the outstanding shares of the Company's common stock. Robert Cooke disclaims any beneficial ownership of the shares held in the Cooke Family Trust.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION


Dated:          February 1, 2007         By:       /s/  James K. McHugh
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                                                   James K. McHugh
                                                   Chief Financial Officer